                                                                     EXHIBIT 4.1

         COMMON STOCK                                      COMMON STOCK

   Number                                                              Shares
LIPD 2184                                                                 *

                       [LIPID SCIENCES INCORPORATED LOGO]

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                              CUSIP 53630P 10 1

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

   FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                              LIPID SCIENCES, INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                          [LIPID SCIENCES, INC. SEAL]

COUNTERSIGNED AND REGISTERED,
             THE BANK OF NEW YORK
                   TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE


/s/ Sandra Gardiner                     /s/ Marc Bellotti

    SECRETARY                               VICE PRESIDENT

      The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

      TEN COM -- as tenants in common                              UNIF GIFT MIN ACT -- ___________ Custodian ___________
      TEN ENT -- as tenants by the entireties                                              (Cust)                (Minor)
      JT TEN  -- as joint tenants with right of                                         under Uniform Gifts to Minors
                 survivorship and not as tenants                                        Act ______________________
                 in common                                                                          (State)

                                                        UNIF TRF MIN ACT -- ___________ Custodian (until age ___________)
                                                                              (Cust)
                                                                            ___________ under Uniform Transfers
                                                                              (Minor)
                                                                            to Minors Act ______________________
                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________


                                        X ______________________________________


                                        X ______________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By _____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS